SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant x

Filed by a party other than the Registrant o

Check the appropriate box:

☒  Preliminary Proxy Statement

☐  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material pursuant to § 240.14a-12

VoIP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

o	Fee paid previously with preliminary materials.

o         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VoIP, Inc.
151 So. Wymore Rd., Suite 3000
Altamonte Springs, Florida 32714

Notice of a Special Meeting of Shareholders
to be held on August 13, 2007

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of VoIP, Inc., a Texas corporation (the “Company”), will be held on August 13, 2007, at 10:00 a.m., Eastern Daylight Time, at the Holiday Inn, 230 W. State Road 436, Altamonte Springs, Florida 32714 for the purpose of considering and voting upon the following matter:

1. To consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of VoIP, Inc. to give effect to a one-for-twenty reverse split of the common stock of the Company.

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Our board of directors has fixed the close of business on July 20, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments of the meeting.

By Order of the Board of Directors

Robert V. Staats,
Secretary

Altamonte Springs, Florida
July 24, 2007

Your vote is very important. Whether or not you plan to attend the special meeting, in order to ensure representation of your shares, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. No postage need be affixed if the proxy card is mailed in the United States.

VoIP, INC.
151 So. Wymore Rd., Suite 3000
Altamonte Springs, Florida 32714

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 13, 2007

TABLE OF CONTENTS

THE COMPANY	5

INFORMATION ABOUT SOLICITATION AND VOTING	5

INFORMATION ABOUT THE SPECIAL MEETING	5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7

PROPOSAL NO. ONE: TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY TO GIVE EFFECT TO A ONE-FOR-TWENTY REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY	9

OTHER MATTERS	11

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	11

AVAILABLE INFORMATION	11

THE COMPANY

VoIP, Inc.
151 So. Wymore Rd., Suite 3000
Altamonte Springs, FL 32714
(407) 389-3232

We are an emerging global provider of advanced communications services utilizing Voice over Internet Protocol (“VoIP”) technology. VoIP telephony is the real time transmission of voice communications in the form of digitized “packets” of information over the Internet or a private network, similar to the way in which e-mail and other data is transmitted. VoIP services allow consumers and businesses to communicate at reduced costs compared to legacy telephony networks. For more information on the Company, see our 2006 Annual Report on Form 10-K which accompanies this Proxy Statement.

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of VoIP, Inc. (the “Company”) for use at the Special Meeting of Shareholders to be held on August 13, 2007 at 10:00 a.m., Eastern Daylight Time, at the Holiday Inn, 230 W. State Road 436, Altamonte Springs, Florida 32714, and at any adjournment or adjournments of the special meeting.

The notice of meeting, this Proxy Statement, the enclosed proxy card, our Form 10-Q for the quarter ended March 31, 2007, and our annual report to shareholders for the year ended December 31, 2006 which includes a copy of our Annual Report on Form 10-K for the same fiscal year as filed with the Securities and Exchange Commission (the “SEC”), including financial statements and schedules, but excluding exhibits, are first being sent or given to shareholders on or about July 24, 2007. We will, upon written request of any shareholder who has not otherwise received a copy of our annual report on Form 10-K for the fiscal year ended December 31, 2006, furnish without charge a copy of that annual report on Form 10-K, including financial statements and financial statement schedules, but excluding exhibits, as filed with the SEC. Please address your request to VoIP, Inc., 151 So. Wymore Rd., Suite 3000, Altamonte Springs, FL 32714, Attention: Robert Staats, Chief Accounting Officer. Exhibits will be provided upon written request and payment of an appropriate processing fee.

INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

August 13, 2007, 10:00 a.m. Eastern Daylight Time

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at the Holiday Inn, 230 W. State Road 436, Altamonte Springs, Florida 32714.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

At the special meeting and any adjournment or adjournments of the special meeting, our shareholders will be asked to consider and vote upon the following matters:

1. To consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation of VoIP, Inc. to give effect to a one-for-twenty reverse split of the common stock of the Company; and

2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on July 20, 2007 will be entitled to notice of and to vote at the special meeting and any adjournments of the special meeting. You are entitled to one vote for each share of common stock held on that date. On July 20, 2007, there were    shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL SET FORTH HEREIN.

HOW DO I VOTE?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card as promptly as possible in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer & Trust Company, 6201 - 15th Avenue, Brooklyn, New York 11219. A pre-addressed, postage-paid envelope is provided for this purpose.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1.	Submitting another proxy by mail with a more recent date than that of the proxy first given;

2.	Sending written notice of revocation to VoIP, Inc. 151 So. Wymore Road, Suite 3000, Altamonte Springs, Florida, 32714, Attention: Robert Staats; or

3.
Attending the special meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to the Amended and Restated Articles of Incorporation of the Company.

WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the special meeting present or represented by proxy constitutes a quorum. A quorum is necessary to conduct business at the special meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the special meeting for purposes of determining a quorum. However, abstentions, withholding of a vote and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

On July 20, 2007, the record date for determination of shareholders entitled to vote at the special meeting, there were outstanding and entitled to vote     shares of our common stock. The holders of a majority of our common stock issued and outstanding and entitled to vote at the special meeting will constitute a quorum for the transaction of business at the special meeting. Common stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the special meeting.  Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter. Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

☐
The proposal to approve the amendment to the Amended and Restated Articles of Incorporation of the Company to give effect to a one-for-twenty reverse stock split requires the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. Therefore, an abstention or withholding of a vote will not be counted for the purpose of determining whether the requisite vote has been obtained and will have no effect on the outcome of the vote.

DISSENTER'S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposal described in this Proxy Statement for which Texas law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

HOUSEHOLDING OF PROXY MATERIALS.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: VoIP, Inc., 151 So. Wymore Rd., Suite 3000, Altamonte Springs, FL 32714, phone: (407) 389-3232, Attention: Robert Staats. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2008.

Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for consideration at our annual meeting of shareholders in 2008 must be received by us within a reasonable time before the Company begins to print and mail the Proxy Statement in order to be considered timely for purposes of Rule 14a-8 under the Exchange Act. The persons designated in our proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which we do not receive timely notice. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for our annual meeting of shareholders in 2008 must be received by our corporate secretary at our principal offices by December 31, 2007.

OTHER MATTERS.

Our board of directors knows of no other business which will be presented for consideration at the special meeting other than those matters described above. However, if any other business should come before the special meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth information as of June 29, 2007, except as otherwise noted, with respect to the beneficial ownership of our common stock and is based on 196,708,939 shares of common stock issued and outstanding as of June 29, 2007:

☐	Each person known by the Company to own beneficially more than five percent of our outstanding common stock;

☐	Each director and prospective director of the Company;

☐	The Company's Chief Executive Officer and each person who serves as an executive officer of the Company; and

☐	All executive officers and directors of the Company as a group.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days, except as otherwise noted, through the exercise or conversion of any stock option, warrant, preferred stock or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person or entity.

The address for each of our officers and directors is c/o VoIP, Inc., 151 South Wymore Road, Suite 3000, Altamonte Springs, Florida 32714.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Ownership of Common Stock (1,2)

WQN, Inc. (3)	21,413,002	10.9%
14911 Quorum Drive, Suite 140
Dallas, Texas 75254

Stuart Kosh (4)	2,821,167	1.4%
Shawn Lewis (5,6)	16,350,948	8.3%
Sade Panahi	0	*
Gary Post (7)	4,150,000	2.1%
Robert Staats (8)	2,278,125	1.2%
Anthony Cataldo (5,9)	10,000,000	5.1%

All directors and executive officers as a	35,600,240	17.7%
group (6 persons) (10)

* Less than one percent.

(1)
The Company has issued 196,708,939 shares of common stock; and a total of 400,000,000 shares are authorized. Additional assumed issuances of common stock resulting from the exercise of options and/or warrants and/or the conversion of debt are subject to the authorized limit.

(2)	Based upon 196,708,939 shares of common stock issued and outstanding as of June 29, 2007.
(3)	Consists of 21,413,002 shares of common stock.
(4)	Consists of (a) 1,971,167 shares of common stock and warrants to purchase 850,000 shares of common stock.
(5)
As previously disclosed, on September 14, 2006, VoIP, Inc. (“the Company”) entered into employment agreements with Anthony J. Cataldo, the Company's Chairman and Chief Executive Officer, and Shawn Lewis, the Company's Chief Operating and Technology Officer. These agreements provided for, among other things, the award of 10,000,000 stock options each to Messrs. Cataldo and Lewis upon sufficient underlying shares of common stock being authorized and available. The options were to be exercisable to purchase 10,000,000 shares of the Company's common stock each for Messrs. Cataldo and Lewis at an exercise price of $0.01 per share for a period of five (5) years. The options were to contain a cashless exercise provision and cost-free piggyback registration rights with respect to the common stock underlying the options. Messrs. Cataldo and Lewis were also to receive sufficient additional options under the same terms to assure that they have the right to exercise options to maintain a minimum of 5% and 8% beneficial ownership, respectively, of the Company's issued and outstanding common stock.

A number of the Company's current financing agreements contain “favored nations” provisions that require convertible debt conversion prices and stock warrant exercise prices to be repriced (reduced) in the event that, among other things, options are granted at exercise prices less than the Company's quoted common stock market price at grant date. However, these favored nations repricing provisions are not triggered upon issuing employee stock grants. Accordingly, in lieu of the 10,000,000 stock options to be granted to each of Messrs. Cataldo and Lewis, the Board of Directors on January 24, 2007 resolved to issue stock grants for 10,000,000 common shares each, and on June 8, 2007 and June 29, 2007, respectively, the Company issued 10,000,000 shares each to Mr. Lewis and Mr. Cataldo. Also in lieu of previously granted stock options, on May 4, 2007, the Company and Messrs. Cataldo and Lewis each executed amendments to their employment agreements that entitle them to receive additional common stock grants to assure that they have the right to maintain beneficial ownership of the Company's common stock in the equivalent of a minimum of 5% and 8%, respectively, of the fully diluted (issued, options, warrants, and all preferred conversions) shares of the Company's common stock. The May 4, 2007 amendments are subject to Board approval; accordingly, shares related to the “fully diluted” anti-dilution provision of the May 4, 2007 amendments are not included with the shares reported as beneficially owned herein.

(6)
Consists of 16,350,948 shares of common stock currently owned. This amount excludes 26,103,885 shares under Mr. Lewis's "fully diluted" 8% beneficial ownership anti-dilution provision discussed in note (5) above, pending Board approval.

(7)	Consists of 1,150,000 shares of common stock and warrants to purchase 3,000,000 shares of common stock.
(8)	Consists of (a) 2,000,000 shares of common stock; (b) currently exercisable options to purchase 128,125 shares of common stock; and (c) warrants to purchase 150,000 shares of common stock.
(9)
Consists of 10,000,000 shares of common stock currently owned.  This amount excludes 18,018,509 shares under Mr. Cataldo's "fully diluted" 5% beneficial ownership anti-dilution provision discussed in note (5) above, pending Board approval.

(10)	Represents the combined beneficial ownership as of June 29, 2007, of the executive officers and the Company's four directors (a total of six persons).

PROPOSAL NO. ONE: TO AMEND THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY TO GIVE EFFECT TO A ONE-FOR-TWENTY REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY.

The board of directors is recommending that the shareholders approve an amendment to the Company’s Amended and Restated Articles of Incorporation to give effect to a one-for-twenty reverse split of the common stock of the Company. Our authorized shares of stock consist of 400,000,000 shares of common stock. As of June 29, 2007, 196,708,939 common shares were issued and outstanding, and approximately 292 million additional shares are currently issuable upon the conversion of all convertible debt, and the exercise of all options and warrants. We are also obligated to issue approximately 116 million shares under various agreements, including penalty shares for nonregistration of securities. We are also required to reserve an additional 186 million common shares under our various financing agreements and stock option plans. The board of directors believes that it is in the best interest of the Company’s shareholders to meet these obligations by giving effect to a one-for-twenty reverse split of the Company’s common stock rather than increasing the amount of common stock that the Company is authorized to issue. The following table specifies as of June 29, 2007, for each listed obligation, the common shares issuable upon the conversion of all convertible debt and the exercise of all options and warrants, additional reservation requirements, and planned common share issuances upon approval of our proposed increase in our authorized common shares.

	Additional Common Stock Outstanding Upon Conversion/Exercise [1]				Reservation Requirements[2]			Current	Mimimum Total Additional
	Convertible Notes	Warrants	Options	Subtotal	Convertible Notes	Options	Subtotal	Obligations To Issue Shares[3]	Authorized Shares Required

May 2005 private placement	-	2,571,970	-	2,571,970	-	-	-	100,000	2,671,970
July and October 2005 convertible
notes and warrants	6,106,793	3,713,542	-	9,820,335	34,227,367	-	34,227,367	28,120,574	72,168,276
January and February 2006 convertible
notes and warrants	93,929,052	9,074,104	-	103,003,156	26,192,911	-	26,192,911	37,035,502	166,231,569
November 2005 financing
agreement	-	2,225,000	-	2,225,000	-	-	-	-	2,225,000
October 06 convertible notes
and warrants	36,323,438	10,378,125	-	46,701,563	36,323,438	-	36,323,438	-	83,025,001
Feb 07 Cedar convertible notes	12,444,129	-	-	12,444,129	19,030,253		19,030,253	5,536,124	37,010,506
Feb/Apr/June 07 convertible notes	61,831,133	29,445,657	-	91,276,790	55,893,633		55,893,633	200,000	147,370,423
Nov/Dec 06 & Jan 07 bridge notes	-	2,421,894	-	2,421,894	-	-	-	-	2,421,894
2004 Stock Option Plan	-	-	-	-	-	4,000,000	4,000,000	-	4,000,000
2006 Stock Option Plan	-	-	-	-	-	10,000,000	10,000,000	-	10,000,000
Securities owned by consulting and
other professional firms	-	4,849,327	3,750,000	8,599,327	-	-	-	400,000	8,999,327
Current and former officer and
employee securities [4]	-	6,800,000	2,206,850	9,006,850	-	-	-	44,122,394	53,129,244
Securities owned by or owed to
shareholders	-	3,892,385	305,646	4,198,031	-	-	-	-	4,198,031
Totals	210,634,545	75,372,004	6,262,496	292,269,045	171,667,602	14,000,000	185,667,602	115,514,594	593,451,241

1	These columns represent common shares issuable upon the hypothetical conversion of outstanding convertible debt, and the exercise of all outstanding warrants and options.
2
These columns represent contractual requirements to reserve specific or computed numbers of common shares from our authorized capital, in addition to the conversion/exercise amounts referred to in footnote 1.

3	These are common shares that are contractually owing to various individuals or firms.
4
Included in “Current Obligations to Issue Shares” are shares sufficient to maintain the common share ownership of our Chief Executive Officer and Chief Operating Officer at 5% and 8%, respectively, of fully diluted common stock (18,018,509 and 26,103,885 shares, respectively) (as required by their respective employment agreements). Issuance of these shares is subject to board approval.

The board of directors believes that the proposal to institute a one-for-twenty reverse common stock split is in the best interests of the Company and its shareholders. If the proposed reverse stock split is approved by the shareholders, the Company will have additional shares available for issuance in order to meet its contractual obligations and enable the board of directors to have the flexibility to act in a timely manner to take advantage of favorable market conditions and other opportunities with respect to stock splits, stock dividends, financings, acquisitions or other corporate business, subject to the rules of any securities exchange on which the shares of common stock are listed at the time or other applicable laws or regulations as may be in effect from time to time. Such effectively increased availability of authorized shares will eliminate the delays and expense involved in first conducting a special meeting of shareholders in order to issue additional shares when needed.

The Company will, from time to time, investigate possible acquisitions and financings through the issuance of additional equity securities, but it is not possible to state whether an acquisition will materialize or, if so, whether the issuance of additional common stock would be desirable or required. Additional information on the company's contractual obligations pertaining to issuances of its common stock are incorporated herein by reference to its Form 10-K for the year ended December 31, 2006 and its subsequent quarterly report which has been filed with the Securities and Exchange Commission.

The reverse stock split could under some circumstances (1) enable existing directors and officers of the Company to increase their beneficial ownership of the Company in response to a takeover attempt by another person by entering into transactions resulting in the issuance of authorized shares by the Company to existing directors and officers, and/or (2) dilute the beneficial ownership of the person making the takeover attempt by issuing shares to another person who might assist the board of directors in opposing the takeover if the board of directors determines that the takeover is not in the best interests of the Company and its shareholders. In addition, issuances of additional common stock or preferred stock convertible into common stock would significantly dilute the ownership position of the Company's shareholders.

Except as a result of the receipt by some stockholders of additional shares as a result of rounding up fractional shares as described below, the reverse stock split, in itself, will not affect any stockholder’s percentage holdings in the Company.

The authorized capital stock of the Company consists of 400,000,000 shares of common stock having a par value of $0.001 per share and 25,000,000 shares of preferred stock. The number of our authorized shares and the par value of the common and preferred stock will not be affected by the reverse split. As of June 29, 2007, the Company had 196,708,939 shares issued and outstanding (not including treasury shares). The reverse stock split will reduce this number to approximately 9,835,447.

If the amendment is approved by the Company’s stockholders, and if the board of directors in its discretion still believes at that time the reverse stock split is in the best interests of the Company and its stockholders, the Company will file an amendment to its Amended and Restated Articles of Incorporation with the Secretary of State of Texas after the board of directors votes in favor of effecting the reverse stock split. The reverse stock split will become effective upon the filing with the Secretary of State of the State of Texas (the “Effective Date”) of the restated certificate of incorporation. Each share of common stock then issued and outstanding will automatically become converted into one-twentieth of one share of common stock, and shareholders who held shares of the Company’s common stock as of the close of business on the Effective Date (“Record Holders”) will be notified as soon as practicable after the Effective Date that the reverse stock split has been effected. The Company’s transfer agent will act as its exchange agent (the “Exchange Agent”) to act for the Record Holders in implementing the exchange of their certificates.

As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock (“Old Common Stock”) to the Exchange Agent in exchange for certificates representing post-split common stock (“New Common Stock”). One share of New Common Stock will be issued in exchange for each 20 shares of Old Common Stock. Any fractional shares resulting from the Reverse Stock Split will be rounded up to the nearest whole number. For Record Holders of multiple certificates, the Company will aggregate the shares and divide by the split ratio. In the case of street name holders, the street holders will be paid in accordance with the instructions from the brokers and Depository Trust Company. Any certificates for shares of Old Common Stock not so surrendered shall be deemed to represent one share of New Common Stock for each 20 shares of Old Common Stock previously represented by such certificate.

In the event any certificate representing shares of Old Common Stock is not presented for exchange upon request by us, any dividends or other distributions that may be declared after the effective date of the reverse split with respect to the common stock represented by such certificate will be withheld by us until the certificate for the shares of Old Common Stock has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of New Common Stock will be issued to any stockholder. Accordingly, stockholders of record who would otherwise be entitled to receive a fractional share of New Common Stock will receive an additional fractional share of common stock in order to bring the number of shares held by the stockholder to a whole number of shares. The number of shares which will result in fractional interests cannot be precisely predicted, as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by 20. It is not anticipated that a substantial number of shares will be required to be issued. We will obtain a new CUSIP number and trading symbol for the New Common Stock effective at the time of the reverse split.

The combination of each 20 shares of the Old Common Stock into one share of new common stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the Old Common Stock will be transferred to the New Common Stock received in exchange therefor. The stockholder’s basis of the New Common Stock, including any fractional shares that may be issued in order that the stockholder hold a whole number of shares, will be the same as his or her basis in the Old Common Stock. This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

The proposal to approve the amendment to the Amended and Restated Articles of Incorporation of the Company to give effect to a one-for-twenty reverse stock split requires the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock.

The proposed amendment to the Certificate of Incorporation is set forth in Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO INSTITUTE A ONE-FOR-TWENTY REVERSE COMMON STOCK SPLIT (WHICH APPROVAL DOES NOT EXTEND TO THE APPROVAL OF THE ISSUANCE OF ANY SHARES)

OTHER MATTERS

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this Proxy Statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This Proxy Statement incorporates by reference the documents listed below, which contain important business and financial information. This means that we can disclose information to you by referring you to other documents filed separately with the Securities and Exchange Commission (“SEC”). The information incorporated by reference is considered a part of this Proxy Statement, except for any information superseded by information contained in this Proxy Statement.

The following documents are incorporated by reference into this Proxy Statement:

The Company's Annual Report on Form 10-K for the year ended December 31, 2006; and

The Company's Quarterly Report on Form 10Q for the period ended March 31, 2007.

Any statement contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or any other subsequently filed document that is incorporated by reference into this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

The Company's most recent Form 10-K is included in our annual report to shareholders, which is enclosed with this Proxy Statement.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room maintained by the Securities and Exchange Commission at 100 F Street NE, Washington DC 20549. For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

VoIP, Inc.
Robert Staats
151 So. Wymore Rd., Suite 3000
Altamonte Springs FL 32714

Our board of directors hopes that shareholders will attend the special meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated. Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

By Order of the Board of Directors

Robert V. Staats, Secretary

July 24, 2007

PROXY

VoIP, INC.
SPECIAL MEETING OF STOCKHOLDERS - TO BE HELD
AUGUST 13, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Anthony Cataldo and Robert Staats and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the "Meeting") to be held on August 13, 2007, at 10:00 a.m., local time, at the Holiday Inn, 230 W. State Road 436,  Altamonte Springs, Florida 32714, or at any adjournments or postponements thereof. The proxies will not be used to vote to adjourn the meeting in order to approve the matters to be voted on.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" IN SUPPORT OF
EACH OF THE LISTED PROPOSALS.

1. Proposal to amend the Company’s Amended and Restated Articles of Incorporation to give effect to a one-for-twenty reverse stock split of the Common Stock of the Company.

For ☐	Against ☐	Abstain ☐

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

For ☐	Against ☐	Abstain ☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposal (1). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Special Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY A DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box)	[ ]	Date:____________, 2007

Signature (Joint owners)	[ ]	Date:____________, 2007

Exhibit A

Form 404 (revised 9/05)		This space reserved for office use.
Return in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709 **Filing Fee: $150**	**Articles of Amendment Pursuant to Article 4.04, Texas Business Corporation Act**	

Article 1 –Name

The name of the corporation is as set forth below:

VoIP, Inc.

State the name of the entity as it is currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name in Article 1.

The filing number issued to the corporation by the secretary of state is: 150080600

Article 2—Amended Name

(If the purpose of the articles of amendment is to change the name of the corporation, then use the following statement)

The amendment changes the articles of incorporation to change the article that names the corporation. The article in the Articles of Incorporation is amended to read as follows:

The name of the corporation is (state the new name of the corporation below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term. The name must not be the same as, deceptively similar to, or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state. A preliminary check for "name availability" is recommended.

Article 3 –Amendment to Registered Agent/Registered Office

The amendment changes the articles of incorporation to change the article stating the registered agent and the registered office address of the corporation. The article is amended to read as follows:

Registered Agent of the Corporation
(Complete either A or B, but not both. Also complete C.)

☐ A. The registered agent is an organization **(cannot be corporation named above)** by the name of:

OR

☐ B. The registered agent is an individual resident of the state whose name is set forth below.

First Name	MI	Last Name	Suffix

Registered Office of the Corporation (Cannot be a P.O. Box.)

C. The business address of the registered agent and the registered office address is:

Street Address	City	State	Zip Code
350 N. St. Paul St.	Dallas	TX	75201

Form 404

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Article 4 – Other Altered, Added, or Deleted Provisions

Other changes or additions to the articles of incorporation may be made in the space provided below. If the space provided is insufficient to meet your needs, you may incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

The certificate of incorporation of the Corporation is hereby amended by adding the following subsection (a) to Article FOURTH, SECTION 1:

"Upon effectiveness of 1 for 20 reverse stock split of the Corporation's Common Stock, all issued and outstanding shares, as of the effective date, shall be consolidated to the extent that the issued and outstanding shares of Common Stock shall be reduced from ____________ prior to the reverse split to ____________ following the reverse stock split. All fractional shares shall be rounded up to the next whole number of shares. The authorized capital of the Corporation and the par value per share will not be reduced under or by reason of any amendment herein certified."

Article 5—Statement of Approval

The amendments to the articles of incorporation have been approved in the manner required by the Texas Business Corporation Act and by the constituent documents of the corporation.

Effectiveness of Filing

A. [X] This document will become effective when the document is filed by the secretary of state.

OR

B. [ ] This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state. The delayed effective date is ____________

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a false or fraudulent document.

____
Date

____
Signature of Authorized Officer

Print Reset

Form 404

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